Exhibit 10.9.2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A

PROJECT RIDER #3

This Rider #3 (“Rider”) is issued pursuant to the Collaboration Agreement (“Agreement”), effective November 10,2017, between Magenta Therapeutics (“Magenta”) and Be The Match BioTherapies, LLC (“BTMB”) and incorporates all of the terms and conditions therein. The effective date of this Rider shall be the date of the final signature executing this Rider.

POINT OF CONTACT

Be The Match BioTherapies - 500 N 5th St.. Minneapolis. MN 55401

•	Contact: [***]
•	Phone: [***]
•	E-mail: [***]

Magenta Therapeutics -100 Technology Square. 5th Fl. Cambridge. MA 02139

•	Contact: [***]
•	Phone: [***]
•	E-mail: [***]

BTMB and Magenta (each a “Party” and collectively the “Parties”) agree as follows:

A.	STATEMENT OF WORK.

BTMB will provide the following services:

Process Development

Develop and document the procedures and training required to implement services for Magenta’s study. This will include one information session delivered via WebEx for each clinical site. Information sessions will include a presentation of the visual aide that BTMB will create and a brief review of the Magenta project.

Search Strategy Assistance

BTMB will assist transplant centers (“TC” or “TCs”) when requested to help determine available cord blood unit(s) (“CBU” or “CBUs”) that best meet Magenta-defined criteria for CBU attributes. BTMB will also provide consultation regarding other cord blood product related questions that may arise from the TCs.

Case Management

BTMB will provide designated Case Manager(s) (“CM” or CMs”) to assist in end to end management of CBU requests and cases. The TCs and BTMB will use currently available technology to assist in the ordering and logistics of the CBUs from the cord blood banks to Magenta’s identified manufacturing facility. BTMB will provide Magenta and the manufacturer(s) with required updates outside of the current available technology. BTMB

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

will also coordinate delivery of a charged dry shipper to Magenta’s identified manufacturing facility prior to the second phase of shipment of the manufactured therapy to the TC, schedule and manage shipment of the manufactured therapy to the TC and return of the empty dry shipper, and provide logistics support for all phases of shipment (the “Product Logistics”).

Supply Chain Logistics

BTMB will utilize mutually agreeable service provider(s) for the shipment of the CBU and final product and ensure that all required regulations are met.

B.	PROJECT CHANGES.

The Parties understand that in order to reflect changes to this Rider, the Rider will be subject to amendment by the Parties. Each party’s respective Point Of Contact identified above may request or submit a written request for change to the other party’s Point of Contact. The request for change should describe in appropriate detail the nature, extent and proposed manner of performance of the proposed change, related implications (if any) arising there from and estimated scheduling, pricing and cost information relating thereto. Written approval or rejection of the requested change will be provided within [***] from the date of receipt.

C.	COMPENSATION OF BTMB.

BTMB shall be compensated in exchange for the provision of services in accordance with the terms of the Agreement in accordance with the Payment Schedule set forth below. All amounts due under this Payment Schedule will be invoiced in United States Dollars as follows:

1.	Payment Schedule

1.1	Process Development

Magenta agrees to pay BTMB upon execution of this Rider $[***] ([***] dollars) for activities related to the development of standard operating procedures and BTMB staff training to support Magenta’s clinical study. Half ($[***]) of the fee will be billed upon contract execution and the other half ($[***]) will be invoiced upon the completion of the Process Development steps.

1.2	Search Strategy

Magenta agrees to pay BTMB $[***] ([***] dollars) for each Search Strategy Advice report requested by and delivered to a TC for a CBU that is subsequently requested for Magenta manufacturing by aforementioned TC.

1.3	Case Management

Magenta agrees to pay BTMB $[***] ([***] dollars) for end-to-end management of each patient’s CBU needs and Product Logistics.

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.4	Logistics Costs

Magenta agrees to pay all actual shipping fees (billed at cost) associated with the BTMB facilitation of the CBU from the manufacturer to the TC. BTMB will not mark up these fees and work to secure the best possible pricing for Magenta while maintaining the needed compliance and chain of custody requirements.

2.	Travel

Any travel by BTMB personnel under this Rider shall be approved in writing in advance by Magenta. All travel and any reasonable expenses associated with pre-approved travel will be reimbursed by Magenta in accordance with the applicable BTMB travel policies and procedures in effect at such time as the travel and/or travel expenses are incurred by BTMB. BTMB will use its own designated travel agency to book pre-approved travel. Travel expenses incurred will be categorized as “Travel” on BTMB invoices and will be appropriately described.

3.	Invoice.

BTMB may use its own invoice format referencing this Rider or Purchase Order assigned. All BTMB invoices shall be sent to the Magenta Point of Contact provided at the address listed above or via email to Magenta Accounting at [***].

On a monthly basis, BTMB will invoice Magenta for CBUs delivered to TC during the prior month at a rate of $[***] for each unit and / or search strategy advice services provided at a rate of $[***] per instance. All duly issued invoices are due and payable within [***] from invoice date in currency USD. Invoice number must be included with payment.

For automated clearing house (ACH) remit funds (free of all bank fees) to:

[***]

Magenta is not required to pay any amounts, costs or expenses, except as expressly set forth in this Section (C).

D.	TERM.

The term of this Rider shall commence on the Rider effective date set forth above and continue and remain in effect through [***] from the Rider effective date.

E.	TERMINATION OF RIDER.

Upon the effective date of any termination, BTMB shall immediately cease performance of its Services. Magenta agrees to pay BTMB for all services performed through the effective date of termination.

This Rider must be signed by individuals authorized to legally bind their respective Parties.

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BE THE MATCH BIOTHERAPIES, LLC		MAGENTA THERAPEUTICS

By:	/s/ Brian Lindberg	By:	/s/ Karen M. Nichols
	Authorized Signature		Authorized Signature

	Brian Lindberg		Karen M. Nichols
	(Typed/Printed Name)		(Typed/Printed Name)

Title:	Corporate Vice President	Title:	VP, Regulatory and Quality

Date:	Sep 6, 2018	Date:	30 Aug 2018

Services Agreement